UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 17, 2012 (August 3, 2011)

FBC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52854 (Commission File Number)	71-1026782 (I.R.S. Employer Identification No.)
66 Piscataqua Road Dover, NH 03820 (Address of principal executive offices) (zip code)

(603) 540-0828 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01                     Changes in Registrant’s Certifying Accountant

On August 3, 2011, we notified Ronald R. Chadwick, P.C., our independent accountants previously engaged as the principal accountants to audit our financial statements that we were dismissing them as our independent accountants, effective immediately.  The decision to change accountants was approved by our Board of Directors and did not arise out of any dispute or disagreement with Ronald R. Chadwick, P.C.

Also effective on August 3, 2011, we engaged Peter Messineo, CPA, as our independent certified public accountants.  The decision to change accountants was approved by our Board of Directors.

Ronald R. Chadwick, P.C. audited our financial statements, including our balance sheet as of July 31, 2010, 2009, 2008, 2007 and 2006, and our related statements of operations, changes in stockholders’ equity, and statements of cash flows for our fiscal years ended July 31, 2010, 2009, 2008, 2007 and 2006, which were filed with our applicable Annual Reports on Form 10-K.  The audit reports of Ronald R. Chadwick, P.C. on our financial statements for the periods stated above (the “Audit Period”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, but the reports of Ronald R. Chadwick, P.C.., for the Audit Period indicated conditions which raised substantial doubt about our ability to continue as a going concern..  During the Audit Period, and through August 3, 2011, there were no disagreements with Ronald R. Chadwick, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K. We did not have any discussions with Ronald R. Chadwick, P.C. during our most two recent fiscal years, or any subsequent interim periods prior to dismissing Ronald R. Chadwick, P.C. regarding any reportable events requiring disclosure under Item 304(a) of Regulation S-K.

We have provided an advance copy of this disclosure to Ronald R. Chadwick, P.C. and requested that the former accountants furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by us, and, if not, stating the respects in which they do not agree.  A copy of the letter from Ronald R. Chadwick, P.C., to the Securities and Exchange Commission stating that they agree with the statements made by us is attached hereto as Exhibit 16.1.

During the two most recent fiscal years, or any subsequent interim period prior to engaging Peter Messineo, CPA as our accountants on August 3, 2011, we nor anyone acting on our behalf consulted with Peter Messineo, CPA regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or (ii) the type of audit opinion that might be rendered on the company’s financial statements where either written or oral advice was provided that was an important factor considered by the company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (iii) any matter that was the subject of a disagreement with the company’s former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its audit report.  We did not have any discussions with Peter Messineo, CPA during our most two recent fiscal years, or any subsequent interim periods prior to engaging Peter Messineo, CPA regarding any reportable events or any other items or events requiring disclosure under Item 304(a) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated January 17, 2012 from Ronald R. Chadwick, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2012	FBC Holdings, Inc.
a Nevada corporation
/s/ Christopher J. LeClerc

By: Christopher J. LeClerc
Its: Chief Executive Officer